DERIVED INFORMATION 10/12/04

[$600,000,000]
Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-AA1

Credit Suisse First Boston Mortgage Securities Corp.
Depositor

[TBD]
Trustee

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Collateral

● What’s the breakdown of North vs. South California?

% North_CA	6.26%
% South_CA	24.80%

● I need a FICO strat for only the I/O loans.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
551 - 575	1	86,400	0.2	7.84	90.0	557.0	42.9
576 - 600	20	3,818,052	8.9	6.83	80.8	589.0	40.1
601 - 625	52	10,975,331	25.6	6.81	78.4	613.0	40.3
626 - 650	47	10,108,075	23.6	6.68	80.1	641.0	39.3
651 - 675	38	7,954,686	18.6	6.33	77.4	663.0	39.0
676 - 700	24	6,141,570	14.3	6.68	80.3	687.0	39.4
701 - 725	6	1,529,400	3.6	6.57	83.6	714.0	45.9
726 - 750	9	1,863,916	4.3	6.89	80.0	728.0	40.0
751 - 775	2	296,328	0.7	6.78	87.1	758.0	31.2
776 - 800	1	82,400	0.2	7.06	80.0	789.0	45.0
Total:	200	42,856,158	100.0	6.67	79.4	647.0	39.8

● I need a DTI strat and the average DTI for only the I/O loans.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
15.001 - 20.000	5	917,525	2.1	6.30	82.8	664.0	17.0
20.001 - 25.000	3	520,000	1.2	6.25	69.5	664.0	24.3
25.001 - 30.000	13	2,677,399	6.2	6.83	79.2	653.0	28.0
30.001 - 35.000	24	4,603,350	10.7	6.71	79.0	643.0	33.5
35.001 - 40.000	46	10,530,053	24.6	6.57	80.2	649.0	37.8
40.001 - 45.000	80	17,870,176	41.7	6.76	79.6	641.0	43.2
45.001 - 50.000	26	4,957,456	11.6	6.66	77.8	654.0	47.8
50.001 - 55.000	3	780,200	1.8	5.99	82.4	701.0	53.6
Total:	200	42,856,158	100.0	6.67	79.4	647.0	39.8

WA DTI for IO:	39.8%

● I need a DTI strat and the average DTI for all the loans.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	14	1,560,151	0.3	7.16	69.9	612.0	6.7
10.001 - 15.000	27	3,881,938	0.7	7.36	75.6	605.0	13.7
15.001 - 20.000	67	9,141,836	1.6	7.38	75.3	611.0	18.2
20.001 - 25.000	147	18,770,983	3.2	7.75	76.2	599.0	23.1
25.001 - 30.000	245	32,489,185	5.6	7.63	77.8	608.0	28.3
30.001 - 35.000	414	60,689,850	10.4	7.51	77.3	606.0	33.1
35.001 - 40.000	583	95,618,324	16.4	7.36	78.6	607.0	38.1
40.001 - 45.000	830	144,622,264	24.8	7.38	79.2	613.0	43.0
45.001 - 50.000	980	178,141,673	30.6	7.32	79.7	617.0	48.1
50.001 - 55.000	215	37,190,956	6.4	7.42	75.4	589.0	53.1
Total:	3,522	582,107,161	100.0	7.40	78.5	610.0	41.2

WA DTI:	41.2%

● FICO strat for all loans.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	1	69,864	0.0	9.63	50.0	0	39.0
451 - 475	1	358,053	0.1	8.21	77.2	472	54.5
476 - 500	8	926,735	0.2	8.97	72.2	498	37.6
501 - 525	269	37,220,629	6.4	8.63	73.0	513	42.0
526 - 550	356	52,228,329	9.0	8.23	75.4	538	40.3
551 - 575	495	79,435,108	13.6	7.86	79.6	563	40.2
576 - 600	567	92,267,984	15.9	7.37	78.9	588	41.4
601 - 625	530	87,221,162	15.0	7.13	79.9	613	41.5
626 - 650	552	96,239,862	16.5	7.07	80.2	637	41.8
651 - 675	352	63,332,856	10.9	6.88	78.2	662	41.7
676 - 700	185	34,786,146	6.0	6.89	78.5	687	40.4
701 - 725	112	20,559,537	3.5	6.92	79.4	712	41.5
726 - 750	56	11,215,205	1.9	7.03	78.9	734	41.8
751 - 775	26	4,547,706	0.8	6.64	75.7	762	40.7
776 - 800	12	1,697,985	0.3	6.55	70.9	785	37.7
Total:	3,522	582,107,161	100.0	7.40	78.5	610	41.2

● What  are the initial and periodic caps for I/O ARMs?

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
3	187	40,218,506	94.3	6.66	79.5	648.0	39.9
5	12	2,426,012	5.7	6.82	78.9	628.0	37.2
Total:	199	42,644,518	100.0	6.67	79.4	647.0	39.8

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1	199	42,644,518	100.0	6.67	79.4	647.0	39.8
Total:	199	42,644,518	100.0	6.67	79.4	647.0	39.8

● I need a strat with the average FICO by LTV bucket.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	8.0	700,457.0	0.1	7.31	15.5	651	29.9
20.001 - 30.000	16.0	1,494,220.0	0.3	7.55	26.0	573	38.8
30.001 - 40.000	38.0	4,658,075.0	0.8	7.25	36.1	591	38.8
40.001 - 50.000	79.0	10,271,765.0	1.8	7.17	46.5	601	40.0
50.001 - 60.000	130.0	21,696,347.0	3.7	7.18	56.2	592	39.6
60.001 - 70.000	323.0	50,783,395.0	8.7	7.41	66.5	582	38.9
70.001 - 80.000	2,031.0	340,276,613.0	58.5	7.20	79.0	621	41.9
80.001 - 90.000	653.0	116,005,637.0	19.9	7.79	86.9	601	41.3
90.001 - 100.000	244.0	36,220,651.0	6.2	8.26	94.8	591	39.7
Total:	3,522.0	582,107,161.0	100.0	7.40	78.5	610	41.2

● What % of the loans have a silent second?  What is the combined LTV and DTI for these loans?

% SilentSecond	32.9%
% CLTV for SilentSeconds	99.4%
% DTI for SilentSeconds	42.6%

● What % of the I/O loans have a silent second?  LTV and DTI?

% IO &/SilentSecond/	5.0%
% CLTV/IO & SilentSecond	99.4%
% DTI/IO & SilentSecond	40.6%

● What % of stated income borrowers are salaried?

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● What percent of the loans were made to first time borrowers?

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● On average, how many trade lines did Aames require on credit reports?

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